Apr. 25, 2016
SUPPLEMENT DATED JANUARY 4, 2017
TO THE PROSPECTUS DATED APRIL 25, 2016, AS AMENDED SEPTEMBER 19, 2016

JNL® SERIES TRUST

Please note that the changes impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective January 1, 2017.

In the section entitled, "Principal Investment Strategies" for the JNL/Crescent High Income Fund, please add the following paragraph after the second paragraph:

The Fund may from time-to-time invest up to 5% of its net assets in defaulted corporate securities. The Fund might invest in distressed securities, for example, where Crescent Capital believes the restructured enterprise valuations or liquidation valuations may exceed current market values. Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties.

In the section entitled, "Principal Risks of Investing in the Fund" for the JNL/Crescent High Income Fund, please add the following risk:

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Distressed securities risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.